UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☐                             Filed by a party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

Tribune Publishing Company

(Name of Registrant as Specified In Its Charter)

Gannett Co., Inc.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which the transaction applies:
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	(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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	(2)	Form, Schedule or Registration Statement No.:
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On May 20, 2016, Gannett Co., Inc. began mailing the following letter to the stockholders of Tribune Publishing Company:

May 20, 2016

Dear Tribune Publishing Company Stockholder,

On May 16, 2016, Gannett Co., Inc. (“Gannett”) increased its offer to acquire all of Tribune Publishing Company (“Tribune”) to $15.00 per share from $12.25 per share. Gannett’s offer represents certain and superior cash value for your shares during an increasingly uncertain time for the industry. The $15.00 per share offer price represents:

•	a 99% premium to the $7.52 closing price of Tribune’s common stock on April 22, 2016, the last trading day before Gannett publicly announced its initial offer for Tribune, and

•	a 76% premium to the $8.50 per share price at which Tribune recently sold common stock to an entity controlled by Michael Ferro, who was then made Tribune’s chairman.

On May 4, 2016, Tribune’s Board of Directors (“Tribune Board”) formally rejected Gannett’s initial offer of $12.25 per share, without entering into substantive discussions, making a counteroffer or otherwise engaging with Gannett. While Gannett has since increased its offer for Tribune, the Tribune Board has yet to respond to or engage with Gannett regarding the increased offer. By not engaging constructively with Gannett regarding its offer and continuing to pursue a substance-free, newly developed and unproven strategy based on “Tronc,” we believe the Tribune Board is jeopardizing your investment and disregarding your best interests.

Gannett’s all-cash offer represents a 99% premium to Tribune’s unaffected stock price

Send a strong message to your directors to engage in serious negotations for superior and certain value without delay	“WITHHOLD” your vote for all eight of Tribune’s director nominees on the GOLD proxy card today

A 99% CASH PREMIUM VS. “TRONC” — WHICH MAKES MORE SENSE TO YOU?

Do not let the Tribune Board stand in the way of your obtaining superior and certain cash value for your shares.

Tribune’s 2016 Annual Meeting of Stockholders, scheduled for June 2, 2016, is an opportunity for you to influence the value of your investment. Gannett strongly urges you to “WITHHOLD” votes for ALL of Tribune’s director nominees on the enclosed GOLD proxy card today. By voting “WITHHOLD” for all of Tribune’s director nominees, you are sending a clear message that Tribune stockholders want the Tribune Board to engage immediately in a constructive dialogue with Gannett regarding its offer.

JUST WHOSE INTERESTS IS THE TRIBUNE BOARD SERVING?

GANNETT BELIEVES THE TRIBUNE BOARD OPERATES WITH SIGNIFICANT CORPORATE GOVERNANCE DEFICIENCIES

We believe the Tribune Board is disregarding your interests by preventing you from realizing superior and certain cash value for your shares. The Tribune Board:

•	Rejected Gannett’s initial offer outright, without entering into substantive discussions, making a counteroffer or otherwise engaging with Gannett, even though Gannett’s initial offer represented a significant premium to Tribune’s unaffected stock price and far exceeded the $8.50 per share price at which Tribune recently issued common shares to an entity controlled by Michael Ferro;

•	Implemented a “poison pill” that provides yet another roadblock to stockholders realizing superior and certain cash value for their investment; and

•	Has allowed its chairman, Mr. Ferro, to publicly state that Tribune is not for sale at any price, despite public statements from Tribune stockholders urging Tribune to engage, as well as wide public recognition of the financial benefits of the proposed transaction.

Gannett believes that the Tribune Board’s conduct is rooted in significant corporate governance deficiencies that were exacerbated when the Tribune Board sold disproportionate control of Tribune to Mr. Ferro at a discount. In February 2016, Tribune sold approximately 16 percent of Tribune’s common stock to an entity controlled by Mr. Ferro for $8.50 per share. The $8.50 per share price represented a discount of $0.50 or six percent from Tribune’s closing stock price on February 3, 2016, the day prior to the announcement of Mr. Ferro’s investment. Mr. Ferro, Tribune’s newly-crowned chairman, then led the Tribune Board in taking a series of steps that we believe have conveyed disproportionate control to Mr. Ferro. We’ve outlined the significant deterioration in Board independence on “Side A” of the accompanying enclosure.

ARE YOU AWARE THAT AT LEAST FOUR OF TRIBUNE’S EIGHT DIRECTOR NOMINEES HAVE SIGNIFICANT TIES TO MR. FERRO?

As depicted on “Side B” of the accompanying enclosure, while Mr. Ferro owns a minority stake of approximately 16 percent of Tribune, after the June 2, 2016 Annual Meeting, we believe Mr. Ferro will have disproportionate control of Tribune. The significant ties between Mr. Ferro and these director nominees should trouble all Tribune stockholders (other than Mr. Ferro). Mr. Ferro has an unproven track-record in the publishing industry, and his tenure as an ineffective operator with Chicago Sun-Times is well-documented and resulted in a poor outcome. If the Tribune Board cannot act independently of Mr. Ferro, as its recent actions suggest, it would cast legitimate doubt on the prospect of a successful future for Tribune.

TRIBUNE CHAIRMAN OFFERED SUPPORT OF GANNETT OFFER ONLY IF HE WOULD HAVE A SIGNIFICANT ROLE IN THE COMPANY

Mr. Ferro has made clear that his own self-interest, and not the best interests of all of Tribune’s stockholders, is guiding his response to Gannett’s offer. During a May 12, 2016 meeting with Gannett’s chairman and Gannett’s chief executive officer, Mr. Ferro stated that a business combination between Gannett and Tribune could make sense as long as Mr. Ferro would have a “significant role” at the company post-closing and was its “largest shareholder.” Mr. Ferro went on to state that he is unwilling to engage in a process unless he, personally, would get “a piece of the action.”

PROTECT YOUR INVESTMENT — “WITHHOLD” USING THE GOLD PROXY CARD TODAY

Whether or not you plan to attend the 2016 Annual Meeting, we strongly encourage you to make your voice heard by using the enclosed GOLD proxy card today to “WITHHOLD” your votes with respect to ALL of the director nominees to the Tribune Board. Send them a message they can’t ignore and let them know you expect them to engage with Gannett, in order to provide you with the opportunity to realize superior and certain cash value for your shares.

Sincerely,

The Gannett Board of Directors

Vote the GOLD Proxy Card Today
Your Vote Is Important,	If you have questions about how to vote your shares, or need additional assistance, please contact the firm assisting us in the solicitation of proxies:
No Matter How Many or How
Few Shares You Own

Innisfree M&A Incorporated
Shareholders Call Toll-Free: (877) 750.5834
Banks and Brokers Call Collect: (212) 750.5833

Remember: If you have already submitted a vote using the White proxy card, it’s not too late to change your vote.
Only your latest-dated proxy counts!

FORWARD LOOKING STATEMENTS

Certain statements in this communication may be forward looking in nature or constitute “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995, including statements regarding the proposed acquisition of Tribune by Gannett and the benefits of the proposed acquisition. Forward-looking statements include all statements that are not historical facts and can typically be identified by words such as “believe,” “expect,” “estimate,” “predict,” “target,” “potential,” “likely,” “continue,” “ongoing,” “could,” “should,” “intend,” “may,” “might,” “plan,” “seek,” “anticipate,” “project” and similar expressions, as well as variations or negatives of these words. Any such statements speak only as of the date the statements were made and are not guarantees of future performance. The matters discussed in these forward-looking statements are subject to a number of risks, trends, uncertainties and other factors that could cause actual results and developments to differ materially from those projected, anticipated or implied in the forward-looking statements. These factors include, among other things, the ability of Gannett and Tribune to agree to the terms of the proposed transaction and, in the event a definitive transaction agreement is executed, the ability of the parties to obtain any necessary stockholder and regulatory approvals, to satisfy any other conditions to the closing of the transaction and to consummate the proposed transaction on a timely basis, as well as changes in business strategies, economic conditions affecting the newspaper publishing business and Gannett’s ability to successfully integrate Tribune’s operations and employees with Gannett’s existing business. Additional information regarding risks, trends, uncertainties and other factors that may cause actual results to differ materially from these forward-looking statements is available in Gannett’s filings with the U.S. Securities and Exchange Commission, including Gannett’s annual report on Form 10-K. Any forward-looking statements should be evaluated in light of these important risk factors. Gannett is not responsible for updating or revising any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

ADDITIONAL INFORMATION

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. This communication relates to a proposal that Gannett has made for a business combination transaction with Tribune. In furtherance of this proposal and subject to future developments, Gannett (and, if a negotiated transaction is agreed, Tribune) may file one or more proxy statements or other documents with the SEC. This communication is not a substitute for any proxy statement or other document Gannett and/or Tribune may file with the SEC in connection with the proposed transaction.

INVESTORS AND SECURITY HOLDERS OF TRIBUNE ARE URGED TO READ THE PROXY STATEMENTS OR OTHER DOCUMENTS FILED WITH THE SEC WITH RESPECT TO THE PROPOSED TRANSACTION CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Any definitive proxy statement with respect to the proposed transaction (if and when available) will be mailed to stockholders of Tribune. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC through the web site maintained by the SEC at http://www.sec.gov.

This communication does not constitute a solicitation of a proxy from any stockholder with respect to the proposed transaction. However, Gannett and/or Tribune and their respective directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. You can find information about Gannett’s directors and executive officers in Gannett’s definitive proxy statement for its 2016 annual meeting of stockholders, which was filed with the SEC on March 23, 2016, and Gannett’s annual report on Form 10-K for the fiscal year ended December 27, 2015, which was filed with the SEC on February 25, 2016. You can find information about Tribune’s directors and executive officers in Tribune’s definitive proxy statement for its 2016 annual meeting of stockholders, which was filed with the SEC on April 19, 2016. Additional information regarding the interests of such potential participants will be included in one or more proxy statements or other relevant documents filed with the SEC if and when they become available. You may obtain free copies of these documents using the sources indicated above.

SIDE A

Under Mr. Ferro's Reign, the Independence of the Tribune Board Has Deteriorated Significantly

Before Ferro
Board Approves Sale of Shares to Ferro (February 3, 2016)
CEO Replaced (February 22, 2016)
3 New Directors (April 1, 2016)
2 Independent Directors Leaving (June 2, 2016)
Jack Griffin (CEO)
David Dibble
Philip Franklin
Eddy Hartenstein
Renetta McCann
Ellen Taus
Jack Griffin (CEO)
Michael Ferro
David Dibble
Philip Franklin
Eddy Hartenstein
Ferro Becomes Non-Executive Chairman
Renetta McCann
Ellen Taus
Jack Griffin (CEO)
Michael Ferro
David Dibble
Justin Dearborn (CEO)
Philip Franklin
Eddy Hartenstein
Renetta McCann
Ellen Taus
Jack Griffin (CEO)
Michael Ferro
David Dibble
Justin Dearborn (CEO)
Philip Franklin
Carol Crenshaw
Eddy Hartenstein
Richard Reck
Renetta McCann
Donald Tang
Ellen Taus
Jack Griffin (CEO)
Michael Ferro
David Dibble
Justin Dearborn (CEO)
Philip Franklin
Carol Crenshaw
Eddy Hartenstein
Richard Reck
Renetta McCann
Donald Tang
Ellen Taus

Significant Ties to Ferro

Source: Company filings.

GANNETT

SIDE B

We Believe Tribune Gave Disproportionate Control to Mr. Ferro By Selling Him Stock Below Market Value and Appointing Directors to Whom He Has Significant Ties, Including CEO Justin Dearborn

Carol Crenshaw
Director

- As Chief Financial Officer of the Chicago Community Trust, reports to the Executive Committee of which Ferro is Chairman
- **An Independent Director?**

Richard Reck
Director

- Auditor to Ferro's company Click Commerce
- Co-Director with Ferro at Merge Healthcare when Dearborn was CEO
- Joint defendant with Ferro and Dearborn in pending litigation[1]
- Joint defendant with Ferro and Dearborn in past litigation[2]
- **An Independent Director?**

Michael Ferro
Non-Executive Chairman

Justin Dearborn
CEO & Director

- Worked for Mr. Ferro at three companies: Merge Healthcare, Click Commerce and Merrick Ventures
- No prior media or publishing experience
- Joint defendant with Ferro and Reck in pending litigation [1]
- Joint defendant with Ferro and Reck in past litigation[2]
- **Not An Independent Director**

Donald Tang
Director

- Co-founded DaleyTang, a strategic advisors and investment management firm, with former Chicago mayor, Richard Daley, who has a well-publicized personal relationship with Ferro
- **An Independent Director?**

Significant Ties to Ferro

[1] In re: Merge Healthcare Stockholders Litigation, No. 11388 (Del. Ch. filed Aug. 13, 2015).
[2] Pincon v. Brown, No. 1:14-cv-01304 (N.D. Ill. 2014); The Michael J. Zbierajewski Trust v. Ferro, 1:14-cv-2600 (N.D. Ill. 2014).

GANNETT

On May 20, 2016, Gannett Co., Inc. issued the following press release:

FOR IMMEDIATE RELEASE

Gannett Mails Letter to Tribune Publishing Company Stockholders

Underscores Value of $15.00 Per Share All-Cash Premium Offer and

Duty of Tribune Board to Engage Immediately; Reiterates Commitment to the Transaction

Urges Tribune Publishing Stockholders to “WITHHOLD” Votes for ALL Eight Tribune Director Nominees on the GOLD Proxy Card Today

MCLEAN, Va. — May 20, 2016 — Gannett Co., Inc. (NYSE: GCI) (“Gannett” or the “Company”) today announced that it has mailed a letter to all Tribune Publishing Company (“Tribune”) stockholders soliciting “withhold” votes in connection with the election of all eight nominees to the Tribune Board of Directors at Tribune’s Annual Meeting to be held on June 2, 2016.

Gannett encourages Tribune stockholders to send a clear and coordinated message to their Board that they expect superior and certain value for their shares and that the Tribune Board should substantively engage immediately with Gannett regarding Gannett’s offer to acquire Tribune for $15.00 per share in cash. Gannett’s offer provides Tribune stockholders with a 99 percent premium to the $7.52 closing price of Tribune’s common stock on April 22, 2016, the last trading day before Gannett publicly announced its initial offer for Tribune.

In addition to underscoring the compelling value of Gannett’s offer, the May 20, 2016 letter points to significant corporate governance deficiencies that Gannett believes are endemic to Tribune’s Board and compromise the Tribune Board’s ability to objectively evaluate Gannett’s offer. By continuing to pursue an unproven strategy rather than engaging constructively with Gannett, Gannett believes the Tribune Board is jeopardizing Tribune stockholders’ investment. The letter also highlights that Tribune’s chairman, Michael Ferro, offered to support Gannett’s offer only if he would have a significant role in the company post-closing.

The full text of the letter is as follows:

GANNETT’S ALL-CASH OFFER REPRESENTS A 99% PREMIUM TO TRIBUNE’S UNAFFECTED STOCK PRICE

SEND A STRONG MESSAGE TO YOUR DIRECTORS TO ENGAGE IN SERIOUS NEGOTATIONS FOR SUPERIOR AND CERTAIN VALUE WITHOUT DELAY

“WITHHOLD” YOUR VOTE FOR ALL EIGHT OF TRIBUNE’S DIRECTOR NOMINEES ON THE GOLD PROXY CARD TODAY

May 20, 2016

Dear Tribune Publishing Company Stockholder,

On May 16, 2016, Gannett Co., Inc. (“Gannett”) increased its offer to acquire all of Tribune Publishing Company (“Tribune”) to $15.00 per share from $12.25 per share. Gannett’s offer represents certain and superior cash value for your shares during an increasingly uncertain time for the industry. The $15.00 per share offer price represents:

•	a 99% premium to the $7.52 closing price of Tribune’s common stock on April 22, 2016, the last trading day before Gannett publicly announced its initial offer for Tribune, and

•	a 76% premium to the $8.50 per share price at which Tribune recently sold common stock to an entity controlled by Michael Ferro, who was then made Tribune’s chairman.

On May 4, 2016, Tribune’s Board of Directors (the “Tribune Board”) formally rejected Gannett’s initial offer of $12.25 per share, without entering into substantive discussions, making a counteroffer or otherwise engaging with Gannett. While Gannett has since increased its offer for Tribune, the Tribune Board has yet to respond to or engage with Gannett regarding the increased offer. By not engaging constructively with Gannett regarding its offer and continuing to pursue a substance-free, newly developed and unproven strategy based on “Tronc,” we believe the Tribune Board is jeopardizing your investment and disregarding your best interests.

A 99% CASH PREMIUM VS. “TRONC” — WHICH MAKES MORE SENSE TO YOU?

Do not let the Tribune Board stand in the way of your obtaining superior and certain cash value for your shares.

Tribune’s 2016 Annual Meeting of Stockholders, scheduled for June 2, 2016, is an opportunity for you to influence the value of your investment. Gannett strongly urges you to “WITHHOLD” votes for ALL of Tribune’s director nominees on the enclosed GOLD proxy card today. By voting “WITHHOLD” for all of Tribune’s director nominees, you are sending a clear message that Tribune stockholders want the Tribune Board to engage immediately in a constructive dialogue with Gannett regarding its offer.

JUST WHOSE INTERESTS IS THE TRIBUNE BOARD SERVING? GANNETT BELIEVES THE TRIBUNE BOARD OPERATES WITH SIGNIFICANT CORPORATE GOVERNANCE DEFICIENCIES

We believe the Tribune Board is disregarding your interests by preventing you from realizing superior and certain cash value for your shares. The Tribune Board:

•	Rejected Gannett’s initial offer outright, without entering into substantive discussions, making a counteroffer or otherwise engaging with Gannett, even though Gannett’s initial offer represented a significant premium to Tribune’s unaffected stock price and far exceeded the $8.50 per share price at which Tribune recently issued common shares to an entity controlled by Michael Ferro;

•	Implemented a “poison pill” that provides yet another roadblock to stockholders realizing superior and certain cash value for their investment; and

•	Has allowed its chairman, Mr. Ferro, to publicly state that Tribune is not for sale at any price, despite public statements from Tribune stockholders urging Tribune to engage, as well as wide public recognition of the financial benefits of the proposed transaction.

Gannett believes that the Tribune Board’s conduct is rooted in significant corporate governance deficiencies that were exacerbated when the Tribune Board sold control of Tribune to Mr. Ferro at a discount. In February 2016, Tribune sold approximately 16 percent of Tribune’s common stock to an entity controlled by Mr. Ferro for $8.50 per share. The $8.50 per share price represented a discount of $0.50 or six percent from Tribune’s closing stock price on February 3, 2016, the day prior to the announcement of Mr. Ferro’s investment. Mr. Ferro, Tribune’s newly crowned chairman, then led the Tribune Board in taking a series of steps that we believe have conveyed disproportionate control to Mr. Ferro. We’ve outlined the significant deterioration in Board independence on side A of the accompanying enclosure.

ARE YOU AWARE THAT AT LEAST FOUR OF TRIBUNE’S EIGHT DIRECTOR NOMINEES HAVE SIGNIFICANT TIES TO MR. FERRO?

As depicted on side B of the accompanying enclosure, while Mr. Ferro owns a minority stake of approximately 16 percent of Tribune, after the June 2, 2016 Annual Meeting, we believe Mr. Ferro will control a majority of the Tribune Board. The significant ties between Mr. Ferro and these director nominees should trouble all Tribune stockholders (other than Mr. Ferro). Mr. Ferro has an unproven track-record in the publishing industry, and his tenure as an ineffective operator with The Chicago Sun-Times is well-documented and resulted in a poor outcome. If the Tribune Board cannot act independently of Mr. Ferro, as its recent actions suggest, it casts legitimate doubt on the prospect of a successful future for Tribune.

TRIBUNE CHAIRMAN OFFERED SUPPORT OF GANNETT OFFER ONLY IF HE WOULD HAVE A SIGNIFICANT ROLE IN THE COMPANY

Mr. Ferro has made clear that his own self-interest, and not the best interests of all of Tribune’s stockholders, is guiding his response to Gannett’s offer. During a May 12, 2016 meeting with Gannett’s chairman and Gannett’s chief executive officer, Mr. Ferro stated that a business combination between Gannett and Tribune could make sense as long as Mr. Ferro would have a “significant role” at the company post-closing and was its “largest shareholder.” Mr. Ferro went on to state that he is unwilling to engage in a process unless he, personally, would get “a piece of the action.”

PROTECT YOUR INVESTMENT – “WITHHOLD” USING THE GOLD PROXY CARD TODAY

Whether or not you plan to attend the 2016 Annual Meeting, we strongly encourage you to make your voice heard by using the enclosed GOLD proxy card today to “WITHHOLD” your votes with respect to ALL of the director nominees to the Tribune Board. Send them a message they can’t ignore and let them know you expect them to engage with Gannett, in order to provide you with the opportunity to realize superior and certain cash value for your shares.

Sincerely,

The Gannett Board of Directors

Your Vote Is Important, No Matter How Many Or How Few Shares You Own

If you have questions about how to vote your shares, or need additional assistance, please contact the firm assisting us in the solicitation of proxies:

INNISFREE M&A INCORPORATED

Stockholders Call Toll-Free: (888) 750-5834

Banks and Brokers Call Collect: (212) 750-5833

REMEMBER:

If you have already submitted a vote using the White proxy card, it’s not too late to change your vote. Only your latest-dated proxy counts!

Gannett’s revised $15.00 all-cash offer represents a premium of 99% to the $7.52 closing price of Tribune’s common stock on April 22, 2016, the last trading day before Gannett publicly announced its initial offer for Tribune. The total value of the revised offer is approximately $864 million, including the assumption of certain Tribune liabilities, which include approximately $385 million of debt outstanding as of March 27, 2016. The $15.00 per share offer price also represents a 76% premium to the $8.50 share price at which Tribune recently issued common shares to an entity controlled Michael Ferro. The $8.50 share price represented a discount of $0.50 or six percent from the closing price of Tribune’s common stock on February 3, 2016, the day prior to the announcement of Michael Ferro’s investment.

Methuselah Advisors is acting as the exclusive financial advisor and Skadden, Arps, Slate, Meagher & Flom LLP is serving as legal counsel.

FORWARD LOOKING STATEMENTS

Certain statements in this communication may be forward looking in nature or constitute “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995, including statements regarding the proposed acquisition of Tribune by Gannett and the benefits of the proposed acquisition. Forward-looking statements include all statements that are not historical facts and can typically be identified by words such as “believe,” “expect,” “estimate,” “predict,” “target,” “potential,” “likely,” “continue,” “ongoing,” “could,” “should,” “intend,” “may,” “might,” “plan,” “seek,” “anticipate,” “project” and similar expressions, as well as variations or negatives of these words. Any such statements speak only as of the date the statements were made and are not guarantees of future performance. The matters discussed in these forward-looking statements are subject to a number of risks, trends, uncertainties and other factors that could cause actual results and developments to differ materially from those projected, anticipated or implied in the forward-looking statements. These factors include, among other things, the ability of Gannett and Tribune to agree to the terms of the proposed transaction and, in the event a definitive transaction agreement is executed, the ability of the parties to obtain any necessary stockholder and regulatory approvals, to satisfy any other conditions to the closing of the transaction and to consummate the proposed transaction on a timely basis, as well as changes in business strategies, economic conditions affecting the newspaper publishing business and Gannett’s ability to successfully integrate Tribune’s operations and employees with Gannett’s existing business. Additional information regarding risks, trends, uncertainties and other factors that may cause actual results to differ materially from these forward-looking statements is available in Gannett’s filings with the U.S. Securities and Exchange Commission, including Gannett’s annual report on Form 10-K. Any forward-looking statements should be evaluated in light of these important risk factors. Gannett is not responsible for updating or revising any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

ADDITIONAL INFORMATION

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. This communication relates to a proposal that Gannett has made for a business combination transaction with Tribune. In furtherance of this proposal and subject to future developments, Gannett (and, if a negotiated transaction is agreed, Tribune) may file one or more proxy statements or other documents with the SEC. This communication is not a substitute for any proxy statement or other document Gannett and/or Tribune may file with the SEC in connection with the proposed transaction.

INVESTORS AND SECURITY HOLDERS OF TRIBUNE ARE URGED TO READ THE PROXY STATEMENTS OR OTHER DOCUMENTS FILED WITH THE SEC WITH RESPECT TO THE PROPOSED TRANSACTION CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Any definitive proxy statement with respect to the proposed transaction (if and when available) will be mailed to stockholders of Tribune. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC through the web site maintained by the SEC at http://www.sec.gov.

This communication does not constitute a solicitation of a proxy from any stockholder with respect to the proposed transaction. However, Gannett and/or Tribune and their respective directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. You can find information about Gannett’s directors and executive officers in Gannett’s definitive proxy statement for its 2016 annual meeting of stockholders, which was filed with the SEC on March 23, 2016, and Gannett’s annual report on Form 10-K for the fiscal year ended December 27, 2015, which was filed with the SEC on February 25, 2016. You can find information about Tribune’s directors and executive officers in Tribune’s definitive proxy statement for its 2016 annual meeting of stockholders, which was filed with the SEC on April 19, 2016. Additional information regarding the interests of such potential participants will be included in one or more proxy statements or other relevant documents filed with the SEC if and when they become available. You may obtain free copies of these documents using the sources indicated above.

CONTACT:

FOR MEDIA INQUIRIES:

Amber Allman, 703-854-5358

Vice President, Corporate Communications

aallman@gannett.com

or

Joele Frank, Wilkinson Brimmer Katcher

Joele Frank / Michael Freitag / Ed Trissel, 212-355-4449

FOR INVESTOR INQUIRIES:

Michael Dickerson, 703-854-6185

Vice President, Investor Relations

mdickerson@gannett.com

or

Innisfree M&A Incorporated

Art Crozier / Jennifer Shotwell / Larry Miller, (212) 750-5833

SIDE A

Under Mr. Ferro's Reign, the Independence of the Tribune Board has Deteriorated Significantly

Before Ferro
Board Approves Sale of Shares to Ferro (February 3, 2016)
CEO Replaced (February 22, 2016)
3 New Directors (April 1, 2016)
2 Independent Directors Leaving (June 2, 2016)
Jack Griffin (CEO)
David Dibble
Philip Franklin
Eddy Hartenstein
Renetta McCann
Ellen Taus
Jack Griffin (CEO)
David Dibble
Philip Franklin
Eddy Hartenstein
Renetta McCann
Ellen Taus
Michael Ferro
Ferro Becomes Non-Executive Chairman
Jack Griffin (CEO)
David Dibble
Philip Franklin
Eddy Hartenstein
Renetta McCann
Ellen Taus
Michael Ferro
Justin Dearborn (CEO)
Jack Griffin (CEO)
David Dibble
Philip Franklin
Eddy Hartenstein
Renetta McCann
Ellen Taus
Michael Ferro
Justin Dearborn (CEO)
Carol Crenshaw
Richard Reck
Donald Tang
Jack Griffin (CEO)
David Dibble
Philip Franklin
Eddy Hartenstein
Renetta McCann
Ellen Taus
Michael Ferro
Justin Dearborn (CEO)
Carol Crenshaw
Richard Reck
Donald Tang

Significant Ties to Ferro

Source: Company filings.

GANNETT

SIDE B

We Believe Tribune Gave Disproportionate Control to Mr. Ferro By Selling Him Stock Below Market Value and Appointing Directors to Whom He Has Significant Ties, Including CEO Justin Dearborn

Carol Crenshaw
Director

- As Chief Financial Officer of the Chicago Community Trust, reports to the Executive Committee of which Ferro is Chairman
- **An Independent Director?**

Richard Reck
Director

- Auditor to Ferro's company Click Commerce
- Co-Director with Ferro at Merge Healthcare when Dearborn was CEO
- Joint defendant with Ferro and Dearborn in pending litigation[1]
- Joint defendant with Ferro and Dearborn in past litigation[2]
- **An Independent Director?**

Michael Ferro
Non-Executive Chairman

Justin Dearborn
CEO & Director

- Worked for Mr. Ferro at three companies: Merge Healthcare, Click Commerce and Merrick Ventures
- No prior media or publishing experience
- Joint defendant with Ferro and Reck in pending litigation [1]
- Joint defendant with Ferro and Reck in past litigation[2]
- **Not An Independent Director**

Donald Tang
Director

- Co-founded DaleyTang, a strategic advisors and investment management firm, with former Chicago mayor, Richard Daley, who has a well-publicized personal relationship with Ferro
- **An Independent Director?**

Significant Ties to Ferro

[1] In re: Merge Healthcare Stockholders Litigation, No. 11388 (Del. Ch. filed Aug. 13, 2015).
[2] Pincon v. Brown, No. 1:14-cv-01304 (N.D. Ill. 2014); The Michael J. Zbierajewski Trust v. Ferro, 1:14-cv-2600 (N.D. Ill. 2014).

GANNETT